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                                                                    EXHIBIT 10.3

                                     FORM OF
                      NON-QUALIFIED STOCK OPTION AGREEMENT

NAME OF OPTIONEE:

NO. OF OPTION SHARES:

GRANT DATE:

OPTION EXERCISE PRICE:

EXPIRATION DATE:


         CompDent Corporation, a Delaware corporation (the "Company"), hereby grants to the person named above (the "Optionee") an option (the "Stock Option") to purchase on or prior to the expiration date specified above (the "Expiration Date") all or any part of the number of shares of Common Stock, par value $0.01 per share ("Common Stock"), of the Company indicated above (the "Option Shares"), at the per share option exercise price specified above, subject to the terms and conditions set forth herein.

         1.       VESTING AND EXERCISABILITY.

                  No portion of this Stock Option may be exercised until such portion shall have vested. This Stock Option shall be vested and exercisable with respect to the following number of Option Shares on the dates indicated:

       Incremental (Aggregate) Number
        of Option Shares Exercisable*                       Vesting Date
       ------------------------------                       ------------
                                                   1st anniversary of Grant Date
                                                   2nd anniversary of Grant Date
                                                   3rd anniversary of Grant Date
                                                   4th anniversary of Grant Date


--------
     *   Subject to Section 4




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         Once any portion of this Stock Option becomes vested and exercisable, it shall continue to be exercisable at any time or times prior to the Expiration Date, subject to the provisions hereof, including, without limitation, Section 5 hereof which provides for the termination of unexercised options upon completion of certain transactions described therein. In the event a Terminating Event (as defined below) has occurred, this Stock Option shall no longer vest or become exercisable with respect to any additional Option Shares after the date of a Terminating Event, and this Stock Option may thereafter be exercised, to the extent it was vested and exercisable on the date of such Terminating Event, by the Optionee until the earlier of (i) three months from the date of such Terminating Event or (ii) the Expiration Date. For purposes of this Agreement, the term "Terminating Event" shall mean a material breach of any covenant, agreement or representation or warranty of the Optionee under (i) that certain Asset Purchase Agreement dated as of June 13, 1997 (the "Purchase Agreement") by and among the Company, Dental Health Management, Inc. ("DHMI"), DentLease, Inc. ("DentLease"), Workman Management Group, Ltd. ("WMG"), Associated Dental Professionals, Ltd., Premier Management Group, Ltd., Supreme Dental Management, Ltd., Elite Management Group, Ltd., Paramount Dental Management, Ltd. and the Stockholders thereof (including the Optionee) or the certificate delivered pursuant to Section 7.01(a), if such breach constitutes the wilful breach of a covenant on the part of the Optionee or is the result of the Optionee's fraud or intentional misrepresentation, (ii) the Option Agreement dated as of even date herewith (the "Option Agreement") by and among the Company, DHMI, DentLease, WMG, Optionee and certain other related parties, (iii) the Non-Competition Agreement executed and delivered by the Optionee to the Company, DHMI and DentLease


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pursuant to the Purchase Agreement and the Option Agreement and (iv) any
provider agreement for the provision of dental services to members of the Company's dental plans between the Company and any of WMG, Heartland Dental Management, Ltd. Dental Specialists of Illinois, Ltd., any Affiliate of the foregoing or any Affiliate of the Optionee. For purposes of this Agreement, "Affiliate" means, with respect to any Person, (i) any Person directly or indirectly controlling, controlled by or under common control with such Person;
(ii) any Person owning or controlling ten percent (10%) or more of the outstanding voting or equity interests of such Person; (iii) any Person of which such Person owns or controls ten percent (10%) or more of the voting or equity interests; or (iv) any officer, director, general partner or trustee of such Person or of any Person referred to in clauses (i), (ii), and (iii) above. In addition, for all purposes of this Agreement, any professional corporation or professional association with whom any Person has a management services or similar agreement shall be deemed to be an Affiliate of such Person. For purposes of this Agreement, "Person" means an individual or a corporation, limited liability company, partnership, trust, unincorporated organization, association or other entity.

         2.       EXERCISE OF STOCK OPTION.

                  (a) The Optionee may exercise only vested portions of this Stock Option and only in the following manner: Prior to the Expiration Date (subject to Sections 1 and 5), the Optionee may give written notice on any business day to the Option and Compensation Committee of the Board of Directors of the Company, or other committee performing similar functions as in effect from time-to-time or, if no such committee exists, the Board of Directors of the Company (the "Committee") of his or her election to purchase some or all of the Option


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Shares with respect to which this Stock Option has vested at the time of such notice. Such notice shall specify the number of shares to be purchased pursuant to the exercise of this Stock Option and shall be accompanied (i) by payment therefor in cash and (ii) by such agreement, statement or other evidence as the Committee may reasonably require in order to satisfy itself that the issuance and conveyance of the Option Shares being purchased pursuant to such exercise and any subsequent resale thereof will be in compliance with applicable laws and regulations, including, without limitation, all federal and state securities laws.

                  (b) Certificates for the Option Shares so purchased will be issued and delivered to the Optionee upon compliance to the satisfaction of the Committee with all requirements under applicable laws or regulations in connection with such issuance. Until the Optionee shall have complied with the requirements hereof, the Company shall be under no obligation to issue the Option Shares subject to this Stock Option, and the determination of the Committee as to such compliance shall be final and binding on the Optionee. The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of stock subject to this Stock Option unless and until this Stock Option shall have been exercised pursuant to the terms hereof, the Company shall have issued and delivered the Option Shares to the Optionee, and the Optionee's name shall have been entered as a stockholder of record on the books of the Company. Thereupon, the Optionee shall have full dividend and other ownership rights with respect to such Option Shares, subject to the terms of this Agreement.

                  (c) Notwithstanding any other provision hereof, no portion of this Stock Option shall be exercisable after the Expiration Date hereof or such expiration date as is


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specified in Section 1 or 5 hereof.

         3. TRANSFERABILITY. This Agreement is personal to the Optionee and is not transferable by the Optionee in any manner other than by will or by the laws of descent and distribution. This Stock Option may be exercised during the Optionee's lifetime only by the Optionee. The Optionee may elect to designate a beneficiary by providing written notice of the name of such beneficiary to the Company, and may revoke or change such designation at any time by filing written notice of revocation or change with the Company; such beneficiary may exercise the Optionee's Stock Option in the event of the Optionee's death to the extent provided herein. If the Optionee does not designate a beneficiary, or if the designated beneficiary predeceases the Optionee, the Optionee's personal representative, heirs or legatees to whom ownership has passed may exercise this Stock Option to the extent provided herein in the event of the Optionee's death.

         4. ADJUSTMENT UPON CHANGES IN CAPITALIZATION. Subject to Section 5 hereof, if the shares of Common Stock as a whole are increased, decreased, changed or converted into or exchanged for a different number or kind of shares or securities of the Company, whether through merger, consolidation, reorganization, recapitalization, reclassification, stock dividend, stock split, combination of shares, exchange of shares, change in corporate structure or the like, an appropriate and proportionate adjustment shall be made in the number and kind of shares and in the per share exercise price of shares subject to any unexercised portion of this Stock Option. Subject to Section 5 hereof, in the event of any such adjustment in this Stock Option, the Optionee thereafter shall have the right to purchase the number of shares under this Stock Option at the per share price, as so adjusted, which the Optionee could


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purchase at the total purchase price applicable to this Stock Option immediately prior to such adjustment. Adjustments under this Section 4 shall be determined by the Committee and such determination shall be final, binding and conclusive.

         5. EFFECT OF CERTAIN TRANSACTIONS. In the case of (a) the dissolution or liquidation of the Company, (b) the sale of all or substantially all of the assets of the Company to another person or entity, or (c) the sale of all of the stock of the Company to an unrelated person or entity, this Stock Option shall terminate on the effective date of such transaction or event, unless provision is made in such transaction in the sole discretion of the parties thereto for the assumption of this Stock Option or the substitution for this Stock Option of a new stock option of the successor person or entity or a parent or subsidiary thereof, with such adjustment as to the number and kind of shares and the per share exercise price as such parties shall agree to. In the event of any transaction which will result in such termination, the Company shall give to the Optionee written notice thereof at least fifteen (15) days prior to the effective date of such transaction or the record date on which stockholders of the Company entitled to participate in such transaction shall be determined, whichever comes first. Until the earlier to occur of such effective date or record date, the Optionee may exercise any vested portion of this Stock Option, but after such effective date or record date, as the case may be, the Optionee may not exercise this Stock Option. In the case of a merger, reorganization or consolidation in which the Company is acquired by another person or entity (other than a holding company formed by the Company) or in which the Company is not the surviving corporation, the Company shall cause its obligations under this Agreement to be assumed by the surviving corporation in connection with such transaction and this Agreement shall


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otherwise remain in full force and effect in accordance with its terms.

         6. WITHHOLDING TAXES. The Optionee shall, not later than the date as of which the exercise of this Stock Option becomes a taxable event for Federal income tax purposes, pay to the Company or make arrangements reasonably satisfactory to the Committee for payment of any Federal, state, and local taxes required by law to be withheld on account of such taxable event. The Optionee may elect to have such tax withholding obligation satisfied, in whole or in part, by authorizing the Company to withhold from shares of Common Stock to be issued or transferring to the Company, a number of shares of Common Stock with an aggregate Fair Market Value that would satisfy the withholding amount due. For purposes of this Section 6 "Fair Market Value" on any given date means the last reported sale price at which Common Stock is traded on such date or, if no Common Stock is traded on such date, the next preceding date on which Common Stock was traded, as reflected on the principal stock exchange or, if applicable, any other national stock exchange on which the Common Stock is traded or admitted to trading.

         7.       PURCHASE AGREEMENT.

         This Agreement has been entered into as a condition precedent to and in consideration of the closing of the transactions contemplated by the Purchase Agreement.

         8.       MISCELLANEOUS.

                  (a)      That the Optionee understands and acknowledges:

                           (i) That he shall not be deemed for any purpose to be a shareholder of the Company with respect to any of the Option Shares, except to the extent that the Option herein granted shall have been exercised with respect thereto and a stock


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         certificate issued therefor.

                           (ii) That the existence of the Option herein granted shall not effect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock of the Company or the rights thereof, or dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business or any other corporate act or proceeding, whether of a similar character or otherwise.

                           (iii) That as a condition of the granting of the Option herein granted, the Optionee agrees, for himself and his personal representative, that any dispute or disagreements which may arise under or as a result of or pursuant to this Agreement shall be determined by the Board of Directors in its sole discretion, and that any interpretation by the Board of Directors of the terms of this Agreement shall be final, binding and conclusive.

                  (b) This Option shall not confer upon the Optionee any right with respect to the continuance of the relationship between Optionee and the Company or its related corporations, nor shall it interfere in any way with the right of the Company to terminate the Optionee's relationship with the Company or any of its subsidiaries.

                  (c) This Agreement shall be governed and interpreted by the laws of the State of Delaware.

                  (d) As used in this Agreement, the masculine, feminine or neuter gender and


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the singular or plural number shall be deemed to include the others whenever the context so indicates or requires.

                  (e) This Agreement and the exhibits thereto constitute the entire agreement between the parties with respect to the subject matter hereof, and no change or modification shall be valid unless made in writing and signed by the party against whom such change or modification is sought to be enforced.

                  (f) Notices hereunder shall be mailed or delivered to the Company at its principal place of business, Attention: President, and shall be mailed or delivered to the Optionee at the address set forth below, or in either case at such other address as one party may subsequently furnish to the other party in writing.



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                                    COMPDENT CORPORATION


                                    By:
                                       ---------------------------------------

                                    Title:
                                          ------------------------------------


         The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned.


Dated as of __________ __, 1997              OPTIONEE:

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                                             Optionee's Address:

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